                                                                                          UNITED STATES
                                                                               SECURITIES AND EXCHANGE COMMISSION
                                                                                      Washington, D.C. 20549

                                                                                            FORM 8-K

                                                                                         CURRENT REPORT
                                                                                 Pursuant to Section 13 or 15(d) of
                                                                              The Securities Exchange Act of 1934

                                                                Date of Report (Date of earliest event reported) January 29, 2024

                                                                            Liaoning Shuiyun Qinghe Rice Industry Co., Ltd.
                                                                          (Formerly known as Evergreen International Corp.)
                                                                       (Exact name of registrant as specified in its charter)

                        Delaware                                                            000-30432                                                            22-2335094
 (State or other jurisdiction of incorporation)                                     (Commission File  Number)                                          (IRS Employer  Identification No.)

                                                                                 No. 3205-3209, South Building, No. 3,
                                                      Intelligence Industrial Park, No. 39 Hulan West Road, Baoshan District, Shanghai, China
                                                                          (Address of principal executive offices) (Zip Code)

                                                                                        +86-21 6605 0886
                                                                       (Registrant's telephone number, including area code)

                                                                                         Not Applicable
                                                                    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                     Securities registered pursuant to Section 12(b) of the Act:

                   Title of each class                                                 Trading Symbol(s)                                        Name of each exchange on which registered
                             N/A                                                              N/A                                                              N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities  Exchange Act of 1934 (17 CFR 240.12b-2).

                                                                                                                                                                        Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting  standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On January 29, 2024, Liaoning Shuiyun Qinghe Rice Industry Co., Ltd. (the "Company" ) has decided to propose the acquisition of the second target company, Beijing Shixiaobao Smart  Technology Co., Ltd, a company deeply involved in the field of AI robotics. The Company is currently intensively conducting audits and due diligence of this acquisition. This move  aims to further enhance the Company's business scale and comprehensive strength.

Additionally, the Company has made breakthrough progress in the field of AI robots. The new generation of AI robots will better serve households and communities, providing users with  smarter and more convenient services.

Meanwhile, the Company is actively exploring domestic and international markets. Currently, the Company's marketing team is conducting practical inspections of overseas channels with  a view to further expanding the market coverage and enhancing the company's global competitiveness.

                                                                                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

                                                                                                                                    Liaoning Shuiyun Qinghe Rice Industry Co.,Ltd.
                                                                                                                                    (Registrant)
 Date: January 29, 2024                                                                                                             By: /s/Baobing He
                                                                                                                                        Baobing He
                                                                                                                                        Chief Executive Officer and Director
                                                                                                                                        (Principal Executive Officer)